--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

As filed with the Securities and Exchange Commission on May 1, 1998
                                                      Registration No. 333-____

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549
                                     ----------

                                      FORM S-8
                               REGISTRATION STATEMENT
                                       UNDER
                             THE SECURITIES ACT OF 1933
                                     ----------

                                    U.S. BANCORP
               (Exact name of registrant as specified in its charter)

Delaware                                  41-0255900
(State or other jurisdiction              (I.R.S. Employer
of incorporation or organization)         Identification No.)


601 Second Avenue South
Minneapolis, Minnesota                    55402-4302
(Address of Principal Executive Offices   (Zip Code)


                                    U.S. BANCORP
                             CAPITAL ACCUMULATION PLAN
                              (Full title of the plan)

Lee R. Mitau, Esq.
U.S. Bancorp                             Copy to:  Patrick F. Courtemanche, Esq.
601 Second Avenue South                  Dorsey & Whitney LLP
Minneapolis, Minnesota  55402-4302       Pillsbury Center South
(Name and address of agent for service)  220 South Sixth Street
                                         Minneapolis, Minnesota 55402-1498

                                   (612) 973-1111
           (Telephone number, including area code, of agent for service)
                                     ----------


                          CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Title of       Amount          Proposed        Proposed            Amount
securities     to be           maximum         maximum             of
to be          registered (1)  offering price  aggregate           registration
registered                     per share (2)   offering price (2)  fee
--------------------------------------------------------------------------------
Common Stock,  5,000,000       $121.719        $608,595,000        $179,536
$1.25 par
value

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) The number of shares being registered represents the number of additional shares of Common Stock which may be issued pursuant to the plan in addition to shares previously registered.

(2) Estimated solely for the purpose of calculating the registration fee. Pursuant to Rule 457(h)(1), the proposed maximum aggregate offering price are based upon the average of the high and low prices of the Common
Stock as reported on the New York Stock Exchange on April 27, 1998.

Pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests in the U.S. Bancorp Capital Accumulation Plan to be offered and sold pursuant to such plan.

                                      PART II.
                 INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents that have been filed by U.S. Bancorp (the "Company") with the Securities and Exchange Commission are incorporated by reference in this Registration Statement, as of their respective dates:

     (a)  Annual Report on Form 10-K for the year ended December 31, 1997;

     (b) Annual Report on Form 11-K for the Company's Capital Accumulation Plan for the fiscal year ended December 31, 1996;

     (c) the Company's current reports on Form 8-K filed January 16, 1998, April 2, 1998 and April 3, 1998; and

     (d)  the description of the Company's Common Stock contained in Item
          1 of the Registration Statement on Form 8-A dated March 19, 1984, as amended in its entirety by that Form 8 Amendment dated February 26, 1993 and that Form 8-A/A-2 dated October 6, 1994, and any amendment or report filed for the purpose of updating such description filed subsequent to the date of this Prospectus and prior to the termination of the offering described herein.

     All documents filed by the Company pursuant to Section 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subsequent to the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the respective dates of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

     The description of the Company's capital stock to be offered pursuant to this Registration Statement has been incorporated by reference into this Registration Statement as described in Item 3 of this Part II.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145 of the Delaware General Corporation Law contains detailed provisions for indemnification of directors and officers of Delaware corporations against expenses, judgments, fines and settlements in connection with litigation.

     Article Ninth of the Company's Restated Certificate of Incorporation provides that a director shall not be liable to the Company or its stockholders for monetary damages for a breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under the Delaware statutory provision making directors personally liable for unlawful payment of dividends or unlawful stock repurchases or redemptions, or (iv) for any transaction for which the directors derived an improper personal benefit.

     The Bylaws of the Company provide that the officers and directors of the Company shall be indemnified to the full extent permitted by the Delaware General Corporation Law, as amended from time to time. The Board of Directors has discretion to indemnify any employee of the Company for actions arising by reason of the employee's employment with the Company. Expenses incurred by officers and directors in defending actions, suits, or proceedings shall be paid by the Company in advance of any final disposition if such officer or director agrees to repay such amounts if it is ultimately determined that he or she is not entitled to be indemnified under Delaware law.

     The Company maintains a standard policy of officers' and directors' liability insurance.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

     No securities are to be reoffered or resold pursuant to this Registration Statement.


ITEM 8.  EXHIBITS

Exhibit
Number    Description
------    -----------
5.1       Copy of Internal Revenue Service Determination Letter (incorporated by reference to Exhibit 5.1 to the Company's Registration Statement on
          Form S-8, File No. 333-21291).

23.1      Consent of Ernst & Young LLP.

24.1      Powers of Attorney.

ITEM 9    UNDERTAKINGS

A.   POST-EFFECTIVE AMENDMENTS

     The undersigned registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

PROVIDED, HOWEVER, that paragraphs A.(1)(i) and A.(1)(ii) of this section do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     B.   SUBSEQUENT DOCUMENTS INCORPORATED BY REFERENCE.

     The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     C.   CLAIMS FOR INDEMNIFICATION.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or other controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on May 1, 1998.

                                  U.S. BANCORP

                                  By    /s/ John F. Grundhofer
                                     -------------------------------
                                        John F. Grundhofer
                                        President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:



Name                              Title                                    Date
----                              -----                                    ----
  /s/ John F. Grundhofer          President Chief                          May 1, 1998
-----------------------------     Executive Officer and Director
John F. Grundhofer                (principal executive officer)

  /s/ Susan E. Lester             Executive Vice President and Chief       May 1, 1998
-----------------------------     Financial Officer (principal
Susan E. Lester                   financial and accounting officer)

             *                    Director                                 May 1, 1998
-----------------------------
Linda L. Ahlers

             *                    Director                                 May 1, 1998
-----------------------------
Harry L. Bettis

             *                    Director and Chairman                    May 1, 1998
-----------------------------
Gerry B. Cameron

             *                    Director                                 May 1, 1998
-----------------------------
Carolyn Silva Chambers

             *                    Director                                 May 1, 1998
-----------------------------
Arthur D. Collins, Jr.




             *                    Director                                 May 1, 1998
-----------------------------
Peter H. Coors

             *                    Director                                 May 1, 1998
-----------------------------
Robert L. Dryden

             *                    Director                                 May 1, 1998
-----------------------------
Joshua Green III

             *                    Director                                 May 1, 1998
-----------------------------
Robert L. Hale

             *                    Director                                 May 1, 1998
-----------------------------
Delbert W. Johnson

             *                    Director                                 May 1, 1998
-----------------------------
Richard L. Knowlton

             *                    Director                                 May 1, 1998
-----------------------------
Jerry W. Levin

             *                    Director                                 May 1, 1998
-----------------------------
Edward J. Phillips

             *                    Director                                 May 1, 1998
-----------------------------
Paul A. Redmond

             *                    Director                                 May 1, 1998
-----------------------------
S. Walter Richey

             *                    Director                                 May 1, 1998
-----------------------------
Richard L. Schall

             *                    Director                                 May 1, 1998
-----------------------------
Walter Scott, Jr.

*By /s/ Lee R. Mitau
-----------------------------
Lee R. Mitau
As Attorney-in-fact

     Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, State of Minnesota, on the 1st day of May, 1998.

                                  U.S. BANCORP
                                  CAPITAL ACCUMULATION PLAN


                                  By: U.S. Bancorp Capital Accumulation
                                      Plan Benefit Administration Committee


                                  By: /s/ Joseph O. Weissenborn
                                  ---------------------------------------------
                                  Joseph O. Weissenborn
                                  Benefit Adminstration Committee Member

                                   EXHIBIT INDEX


Exhibit
Number    Description
------    -----------
5.1       Copy of Internal Revenue Service Determination Letter (incorporated by reference to Exhibit 5.1 to the Company's Registration Statement on
          Form S-8, File No. 333-21291).

23.1      Consent of Ernst & Young LLP.

24.1      Powers of Attorney.